UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2018
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OPTINOSE, INC.
(Exact Name of Registrant as Specified in its Charter)
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DELAWARE	001-38241	42-1771610
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

1020 Stony Hill Road, Suite 300
Yardley, Pennsylvania 19067
(Address of principal executive offices and zip code)

(267) 364-3500
(Registrant’s telephone number, including area code)
(Former name or former address, if changed from last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒	Emerging growth company

☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.02 Termination of a Material Definitive Agreement.

OptiNose, Inc. through its wholly-owned subsidiary OptiNose AS, is a party to that certain License Agreement, dated July 1, 2013, with Avanir Pharmaceuticals, Inc. (“Avanir”), as amended on April 25, 2014 and August 6, 2015 (the “License Agreement”), pursuant to which OptiNose has granted an exclusive license to Avanir to develop and commercialize AVP-825 in the U.S., Canada and Mexico. AVP-825 was approved by the U.S. Food and Drug Administration in January 2016 for the acute treatment of migraine in adults and became commercially available in May 2016 under the brand name ONZETRA XSAIL®. The License Agreement provides that Avanir may terminate the License Agreement in its sole discretion upon 90 days’ advance written notice. On December 10, 2018, OptiNose received written notice from Avanir of its election to terminate the License Agreement. As a result, the License Agreement is expected to terminate on March 10, 2019 (the “Termination Date”). Upon termination of the License Agreement, OptiNose may elect to continue to commercialize ONZETRA XSAIL itself or through a new licensee. OptiNose intends to evaluate options with respect to the future of ONZETRA XSAIL.

Item 8.01 Other Events.

On December 11, 2018, OptiNose issued a press release announcing the receipt of written notice from Avanir of its election to terminate the License Agreement to develop and commercialize ONZETRA® XSAIL® in the U.S., Canada, and Mexico. A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description
99.1	Press Release dated December 11, 2018.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

OptiNose, Inc.
By: /s/ Keith A. Goldan
Keith A. Goldan
Chief Financial Officer
Date: December 11, 2018